                         DLJ Commercial Mortgage Corp.
                 Commercial Mortgage Pass-Through Certificates,
                                Series 1999-CG2


                                 $1,383,761,000
                                 (Approximate)
                              Offered Certificates



GE Capital Access, Inc.

                            Column Financial, Inc.

                                                       Archon Financial, L.P.








Donaldson, Lufkin & Jenrette                                Goldman, Sachs & Co.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999

Transaction Offering:
---------------------

                   Initial       (%) of               Initial                   Wtd.
                 Certificate  Initial Pool  Credit  Pass-Through                Avg.               Principal
Class Ratings(1)   Balance       Balance    Support    Rate       Description  Life(3) Maturity(3) Window(3)  Legal Status  ERISA(4)
----------------   -------       -------    -------    ----       -----------  ------- ----------- ---------  ------------  --------
Publicly Offered Certificates:

S     Aaa/AAA  $1,550,432,654(2)    --         --       --             --        --       --           --        Public       Yes
A-1A  Aaa/AAA     241,610,000     15.58%     27.00%     --             --        --       --           --        Public       Yes
A-1B  Aaa/AAA     890,205,000     57.42%     27.00%     --             --        --       --           --        Public       Yes
A-2   Aa2/AA       69,770,000      4.50%     22.50%     --             --        --       --           --        Public        No
A-3   A2/A         81,398,000      5.25%     17.25%     --             --        --       --           --        Public        No
A-4   A3/A-        19,380,000      1.25%     16.00%     --             --        --       --           --        Public        No
B-1   Baa2/BBB     58,141,000      3.75%     12.25%     --             --        --       --           --        Public        No
B-2   Baa3/BBB-    23,257,000      1.50%     10.75%     --             --        --       --           --        Public        No

Privately Offered Certificates(5):

B-3    --             --            --         --       --             --        --       --           --     Private-144A     No
B-4    --             --            --         --       --             --        --       --           --     Private-144A     No
B-5    --             --            --         --       --             --        --       --           --     Private-144A     No
B-6    --             --            --         --       --             --        --       --           --     Private-144A     No
B-7    --             --            --         --       --             --        --       --           --     Private-144A     No
B-8    --             --            --         --       --             --        --       --           --     Private-144A     No
C      --             --            --         --       --             --        --       --           --     Private-144A     No
----------------   -------       -------    -------    ----       -----------  ------- ----------- ---------  ------------  --------

(1) Subject to Final Ratings.
(2) Notional amount. The Class S certificates will be interest only and not be entitled to distributions of principal.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans pay in full on their Anticipated Repayment Dates. Otherwise based on "Maturity Assumptions" set forth in the Prospectus Supplement.
(4) Expected to be eligible for each of the underwriters' individual prohibited transaction exemptions under ERISA.
(5) Not offered herein.

Originator Profile:
-------------------

The mortgage loans were originated or acquired primarily by (i) an affiliate of GE Capital Access, Inc. (GECA), (ii) Column Financial, Inc. (Column) and (iii) Archon Financial, L.P. (Archon). Approximately 45.5% of the mortgage loans are being contributed by GECA, 37.2% are being contributed by Column, and 17.2% are being contributed by Goldman Sachs Mortgage Company (GSMC) an affiliate of Archon, to the securitization transaction. All of the mortgage loans were originated between 1998 and 1999.

GECA is a wholly-owned subsidiary of General Electric Capital Corporation
(GECC). Since 1996, GECA and its affiliates have originated or acquired approximately $5.8 billion of commercial mortgage loans in connection with its capital markets programs. Through its GE Capital Real Estate division, GECC has been lending and investing in the commercial real estate industry for over 25 years and has a portfolio of approximately $15 billion of assets. GE Capital Real Estate originates and acquires commercial mortgage loans through approximately 20 offices located throughout North America.

Column, a wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was created in August 1993. Column has originated over 1,800 commercial loans totaling $7.5 billion since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the country.

Archon is owned primarily by entities that are affiliated with Goldman, Sachs & Co. Archon is headquartered in Dallas with four other regional production offices. Since its inception in late 1997, Archon has originated approximately $2.8 billion of commercial mortgage loans.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999

Collateral Overview:
--------------------

    o   Total Collateral Balance:        $ 1,550,432,654 (Approximate)

    o   Avg. Cut-off Date Balance
        per Property:                    $ 4,520,212

    o   Loans:                           292 loans / 343 properties

    o   Property Type:                   Retail (35.6%), Multifamily (34.3%),
                                         Office (11.7%), Other (18.6%)

    o   Geographic Distribution:         39 States and DC.  CA (18.3%), TX
                                         (16.8%), FL (13.0%), Other (51.9%)

    o   Amortization Types:              Balloon (81.8%), ARD (15.1%), Fully
                                         Amortizing (3.0%)

    o   Wtd. Avg. U/W DSCR:              1.34x

    o   Wtd. Avg. Cut-off Date
        LTV:                             73.2%

    o   Appraisals:                      100% of the appraisals state that they
                                         follow the guidelines set forth in
                                         Title XI of FIRREA.

    o   Largest Loan:                    4.4%

    o   Five Largest Loans:              16.6%

    o   Ten Largest Loans:               25.0%

    o   Wtd. Avg. Remaining
        Term to Maturity:                124 months

    o   Wtd. Avg. Seasoning:             3 months

    o   Gross WAC:                       7.661%

    o   Call Protection:                 All of the Mortgage Loans provide for
                                         either a prepayment lockout period
                                         ("Lockout"), a defeasance period
                                         ("Defeasance") and/or a yield
                                         maintenance premium ("YMP") period,
                                         or a combination  thereof. As of the
                                         Cut-off Date, 100% of the Mortgage
                                         Loans provide for initial lockout
                                         periods. The remaining weighted average
                                         lockout and defeasance period for all
                                         loans is 9.5  years. All yield
                                         maintenance charges are calculated at
                                         flat-to-treasuries.

    o   Defeasance:                      93.5%

    o   Credit Tenant Lease:             None


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999

--------------------------------

    o   Participation Loans:             None

    o   Secured Subordinate Debt:        2.2%

    o   Leasehold:                       0.6%

    o   Delinquency:                     No loan delinquent 30 days or more as
                                         of the Cut-off Date.


Transaction Overview:
---------------------

    o   Structure:                       Senior/subordinated, sequential pay
                                         pass-through bonds.

    o   Co-Lead Managers:                Donaldson, Lufkin & Jenrette and
                                         Goldman, Sachs & Co.

    o   Mortgage Loan Sellers:           GE Capital Access, Inc. / Column
                                         Financial, Inc./ Goldman Sachs
                                         Mortgage Company (Archon)

    o   Rating Agencies:                 Moody's Investors Service / Fitch IBCA

    o   Master Servicer:                 GE Capital Loan Services, Inc.

    o   Special Servicer:                Banc One Mortgage Capital Markets
                                         L.L.C.

    o   Trustee:                         Norwest Bank Minnesota, National
                                         Association

    o   Cut-off Date:                    June 1, 1999

    o   Settlement Date:                 June 29, 1999

    o   Distribution:                    The tenth day of the month, or if such
                                         day is not a business day, the
                                         following business day, but no sooner
                                         than the fourth business day after the
                                         fourth day of the month.

    o   Delivery:                        The Depository Trust Company ("DTC")
                                         through Cede & Co.

    o   ERISA:                           Classes A-1A, A-1B and S are expected
                                         to be eligible for each underwriter's
                                         individual prohibited transaction
                                         exemption with respect to ERISA,
                                         subject to certain conditions of
                                         eligibility.

    o   SMMEA:                           None of the Offered Securities are
                                         SMMEA eligible.

    o   Tax Treatment:                   REMIC


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999

---------------------------------

    o   Optional Termination:            1%

    o   Analytics:                       Cashflows are expected to be available
                                         through Bloomberg, the Trepp Group,
                                         Intex Solutions and Charter Research.

    o   Extensions:                      The Special Servicer will be
                                         responsible for performing certain
                                         servicing functions with respect to
                                         Mortgage Loans that, in general, are
                                         in default or as to which default is
                                         imminent, and for administering any
                                         REO properties. The Pooling and
                                         Servicing Agreement will generally
                                         permit the Special Servicer to modify,
                                         waive or amend any term of any
                                         Mortgage Loan if it determines, in
                                         accordance with the servicing
                                         standard, that it is appropriate to do
                                         so. The Special Servicer will not be
                                         permitted to grant any extension of
                                         the maturity of a Mortgage Loan beyond
                                         60 months after its stated maturity
                                         date.

    o   Controlling Class:               The Controlling Class of
                                         Certificateholders may advise and
                                         appoint a Special Servicer and replace
                                         the existing Special Servicer. The
                                         Controlling Class will be the most
                                         subordinate Class of Certificates
                                         which has a current aggregate
                                         certificate principal amount no less
                                         than 25% of its original aggregate
                                         certificate principal balance.

    o   Advances:                        The Master Servicer will be obligated
                                         to make advances of scheduled
                                         principal and interest payments,
                                         excluding balloon payments, subject to
                                         recoverability determination and
                                         appraisal reductions. If the Master
                                         Servicer fails to make a required P
                                         and I Advance and the Trustee is aware
                                         of such failure, the Trustee will be
                                         obligated to make such Advance.

    o   Appraisal Reductions:            An appraisal reduction generally will
                                         be created in the amount, if any, by
                                         which the Stated Principal Balance of
                                         a Specially Serviced Mortgage Loan
                                         (plus other amounts overdue in
                                         connection with such loan) exceeds 90%
                                         of the appraised value of the related
                                         Mortgaged Property. The Appraisal
                                         Reduction Amount will reduce
                                         proportionately the interest portion
                                         (but not the principal portion) of any
                                         amount of P&I Advances for such loan,
                                         which reduction will result, in
                                         general, in a reduction of interest
                                         distributable to the most subordinate
                                         Class of Principal Balance
                                         Certificates outstanding. An appraisal
                                         reduction will be reduced to zero as
                                         of the date the related Mortgage Loan
                                         has been brought current for at least
                                         twelve consecutive months, paid in
                                         full, liquidated, repurchased, or
                                         otherwise disposed of.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999

Structure Description:
----------------------

                            [BAR CHART APPEARS HERE]

                              Administrative Fee
                              ------------------

                                        Public  Public
                Public  Public  Public                  Class S -- Public
        Public
Public                                                  Private  Private  Private
                                                                                   Private  Private  Private  Private

 Class   Class   Class   Class   Class   Class   Class   Class    Class    Class    Class    Class    Class    Class
 A-1A     A-1B    A-2     A-3     A-4     B-1     B-2     B-3      B-4      B-5      B-6      B-7      B-8       C
  --       --      --      --      --      --      --      --       --       --       --       --       --       --

                            [BAR CHART APPEARS HERE]

     S
    A-1A
    A-1B
    A-2
    A-3
    A-4
    B-1
    B-2
    B-3
    B-4
    B-5
    B-6
    B-7
    B-8
     C

Based on the "Maturity Assumptions" set forth in the Prospectus Supplement and a 0% CPR (except ARD Loans paid in full on the ARD).


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999

Interest Distributions:
-----------------------

Each Class of Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Balance of such Class. The Class S Certificates will be entitled on each Distribution Date to the aggregate interest accrued at the related Class S Strip Rate on each of its notional components. All Classes will pay interest on a 30/360 basis.

Principal Distributions:
------------------------

Available principal will be distributed on each Distribution Date to the outstanding Classes of Principal Balance Certificates in the following sequential order: Class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8 and C. However, if Classes A-2 through C have been retired as a result of losses and additional trust fund expenses, Classes A-1A and A-1B will receive principal on a pro-rata basis.

Realized losses and Expense(s):
-------------------------------

Realized losses from any Mortgage Loan and additional trust fund expenses will be allocated to the outstanding classes of Principal Balance Certificates in the following sequential order: Class C, B-8, B-7, B-6, B-5, B-4, B-3, B-2, B-1, A-4, A-3 and A-2. If Classes A-2 through C have been reduced to $0 by losses and additional trust fund expenses, future losses and additional trust fund expenses shall be applied to Classes A-1A and A-1B pro-rata.

Credit Enhancements:
--------------------

Credit enhancement for each Class of publicly registered Certificates will be provided by the Classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

Allocation of Yield Maintenance and Prepayment Premiums:
--------------------------------------------------------

The certificate yield maintenance amount ("CYMA") for the Class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8 and C Certificates
(collectively, the "Principal Balance Certificates") equals the total yield maintenance premium collected, multiplied by a fraction (not greater than one or less than zero) which is based upon a formula involving the relationship between the Pass-Through Rate for the Classes currently receiving principal, the mortgage rate of the Mortgage Loan that has prepaid, and current interest rates. In general, the CYMA for any Distribution Date will be calculated in respect of and payable to the Class(es) of Principal Balance Certificates entitled to receive distributions of principal on such Distribution Date.

                CYM                  =  (Pass-Through Rate - Discount Rate)
                                        -----------------------------------
             Allocation                   (Mortgage Rate - Discount Rate)
To Principal Balance Certificates


The yield maintenance amount payable to the Class S (interest only) Certificates, will equal the total yield maintenance premium less the CYMA for the Principal Balance Certificates as defined above.

All prepayment premiums collected on the Mortgage Loans and calculated as a percentage of the amount prepaid, will be distributed to the Class S (interest only) Certificates.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999

--------------------------------------------------------------------

In general, this formula provides for an increase in the allocation of yield maintenance premiums to the Principal Balance Certificates as interest rates decrease and a decrease in the allocation to such Classes as interest rates rise.

     Allocation of Yield Maintenance Premiums Example:
     -------------------------------------------------

          Discount Rate Fraction Methodology:
          -----------------------------------

          Mortgage Rate                               = 8%
          P & I Class Coupon                          = 6%
          Discount Rate ( Based on a Treasury Rate)   = 5%
          % of Principal Distributed to Class         = 100%

          P & I Class Allocation:                     Class S Allocation:
          -----------------------                     -------------------
          6% - 5%  x  100%   =  33 1/3%               100% - P & I Class(es) Allocation  =  66 2/3%
          -------
          8% - 5%



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999


Stratification:
---------------

                                     [MAP]


AL    AK    AZ   CA    CO    CT    DE    DC   FL     GA   IL    IN   IA    KS    LA   ME    MD   MI   MO    MT
--    --    --   --    --    --    --    --   --     --   --    --   --    --    --   --    --   --   --    --
0.9%  0.4%  2.6% 18.3% 4.2%  1.2%  2.2%  0.2% 13.0%  3.4% 0.2%  0.2% 0.1%  0.1%  0.7% 1.0%  2.8% 2.4% 0.1%  0.1%


NE    NV    NH   NJ    NM    NY    NC    OH   OK     PA   RI    SC   TN    TX    VA   WA    WV   MN   WY    MA
--    --    --   --    --    --    --    --   --     --   --    --   --    --    --   --    --   --   --    --
1.6%  3.4%  0.2% 3.2%  0.5%  3.8%  1.2%  2.3% 0.2%   3.1% 0.3%  0.8% 3.1%  16.8% 1.4% 1.0%  0.3% 0.2% 0.1%  2.6%


                            Mortgage Loans by State

                                                                        Weighted                         Weighted
                       Number of                     Percentage         Average         Weighted         Average
                       Mortgage    Cut-off Date     Initial Pool        Mortgage        Average        Cut-off-Date
  State                 Loans       Balance (1)        Balance            Rate          U/W DSCR        LTV Ratio
--------------------------------------------------------------------------------------------------------------------

California                 46     $283,469,521         18.3%             7.729%           1.35x            71.1%
Texas                      83      260,363,210         16.8%             7.521%           1.35             72.5%
Florida                    27      201,145,736         13.0%             7.822%           1.28             77.5%
Colorado                   18       65,155,027          4.2%             7.786%           1.36             70.3%
New York                    8       58,408,212          3.8%             7.820%           1.35             66.6%
Georgia                     9       53,173,244          3.4%             7.615%           1.26             76.3%
Nevada                      7       53,032,131          3.4%             7.170%           1.40             77.6%
New Jersey                 10       49,919,397          3.2%             7.933%           1.25             72.6%
Pennsylvania                7       48,741,127          3.1%             7.678%           1.34             77.1%
Tennessee                   8       48,125,654          3.1%             7.487%           1.29             72.8%
Maryland                    8       43,330,619          2.8%             7.444%           1.40             72.0%
Massachusetts               5       40,154,102          2.6%             7.800%           1.27             78.9%
Arizona                    13       39,993,358          2.6%             7.454%           1.43             72.1%
Michigan                   13       37,074,226          2.4%             7.298%           1.28             76.2%
Ohio                       15       36,404,479          2.3%             7.568%           1.40             74.5%
Delaware                    3       34,670,928          2.2%             7.590%           1.40             78.4%
Nebraska                    3       25,420,139          1.6%             7.615%           1.32             75.8%
Virginia                    6       21,030,412          1.4%             7.875%           1.30             75.6%
Connecticut                 4       18,355,066          1.2%             7.744%           1.27             77.5%
North Carolina              4       18,281,966          1.2%             7.263%           1.48             74.4%
Maine                       6       15,466,050          1.0%             8.149%           1.37             65.1%
Washington                  3       14,833,861          1.0%             8.062%           1.63             50.3%
Alabama                     2       13,633,608          0.9%             7.811%           1.35             68.9%
South Carolina              4       11,972,933          0.8%             7.517%           1.52             71.0%
Louisiana                   4       11,099,190          0.7%             7.729%           1.50             68.8%
New Mexico                  4        7,848,098          0.5%             8.201%           1.45             68.4%
Alaska                      1        6,478,558          0.4%             7.750%           1.73             64.8%
Rhode Island                1        4,148,631          0.3%             6.970%           1.30             78.9%
West Virginia               2        4,049,500          0.3%             8.160%           1.93             67.8%
Illinois                    3        3,672,099          0.2%             7.789%           1.30             72.6%
New Hampshire               4        3,399,418          0.2%             7.958%           1.37             64.0%
District of Columbia        1        3,094,676          0.2%             7.710%           1.39             66.4%
Oklahoma                    2        3,074,129          0.2%             7.940%           1.47             68.0%
Minnesota                   1        2,546,642          0.2%             7.390%           1.41             75.1%
Indiana                     2        2,483,349          0.2%             8.113%           1.45             72.6%
Iowa                        1        1,797,547          0.1%             7.940%           1.55             79.2%
Kansas                      1        1,427,185          0.1%             7.000%           1.38             73.6%
Missouri                    2        1,213,746          0.1%             8.448%           1.29             51.7%
Wyoming                     1          974,276          0.1%             8.450%           1.24             74.9%
Montana                     1          970,603          0.1%             8.250%           1.36             47.3%
                        --------------------------------------------------------------------------------------------
Total/Weighted Average:   343   $1,550,432,654        100.0%             7.661%           1.34x            73.2%
                        ============================================================================================

(1) Assumes a Cut-off Date of 6/1/99.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999

                                  [PIE CHART]

                                                                      Self      Manufactured
Other     Retail    Mixed Use   Industrial    Office      Hotel      Storage      Housing        Multifamily
------------------------------------------------------------------------------------------------------------------------------------
1.8 %     35.6%       3.4%        2.2%         11.7%      4.2%        3.1%         3.9%            34.3%

                         Mortgage Loans by Property Type

                                                                                         Weighted                        Weighted
                                    Number of                        Percentage of       Average        Weighted         Average
                                    Mortgage        Cut-off-Date      Initial Pool       Mortgage       Average        Cut-off- Date
Property Type                         Loans          Balance (1)        Balance            Rate         U/W DSCR         LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
Retail                                  78          $551,427,063          35.6%             7.752%         1.32x             74.6%
Multifamily                            140           531,843,073          34.3%             7.423%         1.33              75.4%
Office                                  42           180,949,415          11.7%             7.828%         1.33              69.1%
Hotel                                   15            65,334,059           4.2%             8.143%         1.64              60.1%
Manufactured Housing                    16            59,820,561           3.9%             7.473%         1.38              73.7%
Mixed Use                               13            52,174,935           3.4%             7.736%         1.28              72.4%
Self Storage                            23            47,718,331           3.1%             7.953%         1.46              69.2%
Industrial                              13            34,303,216           2.2%             7.793%         1.36              69.7%
Independent/Assisted Living              2            24,220,875           1.6%             7.750%         1.29              72.3%
Healthcare                               1             2,641,125           0.2%             8.230%         2.25              66.0%
                                  --------------------------------------------------------------------------------------------------
Total/Weighted Average:                343        $1,550,432,654         100.0%             7.661%         1.34x             73.2%
                                  ==================================================================================================

(1) Assumes a Cut-off Date of 6/1/99.

                                             Mortgage Loans by Property Sub-Type
                                                                                         Weighted                        Weighted
                                    Number of                        Percentage of       Average        Weighted         Average
                                    Mortgage        Cut-off-Date      Initial Pool       Mortgage       Average        Cut-off- Date
Property Type  Property Sub-Type      Loans          Balance (1)        Balance            Rate         U/W DSCR         LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
Retail         Anchored                 47          $476,866,072          30.8%             7.751%         1.30x             75.7%
               Unanchored               31            74,560,991           4.8%             7.756%         1.40              67.7%
                                  --------------------------------------------------------------------------------------------------
Total/Weighted Average:                 78          $551,427,063          35.6%             7.752%         1.32x             74.6%
                                  ==================================================================================================

(1) Assumes a Cut-off Date of 6/1/99.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999

                           Original Amortization Terms

                                                                                          Weighted                       Weighted
          Range of                   Number of                        Percentage of       Average        Weighted         Average
   Original Amortization             Mortgage        Cut-off-Date      Initial Pool       Mortgage       Average       Cut-off- Date
       Terms (Months)                  Loans          Balance (1)        Balance            Rate         U/W DSCR        LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
   156      -        239                 2            $4,870,309           0.3%             7.582%         1.32x          61.4%
   240      -        299                27            54,770,726           3.5%             7.550%         1.59           59.7%
   300      -        313               134           233,748,741          15.1%             7.919%         1.44           67.5%
   314      -        360               180         1,257,042,879          81.1%             7.618%         1.32           74.8%
                                 ---------------------------------------------------------------------------------------------------
Total/Weighted Average:                343        $1,550,432,654         100.0%             7.661%         1.34x          73.2%
                                 ===================================================================================================

Maximum Original Amortization Term (Months):          360
Minimum Original Amortization Term (Months):          156
Wtd. Avg. Original Amortization Term (Months):        346

(1) Assumes a Cut-off Date of 6/1/99.

                      Original Terms to Stated maturity (1)

                                                                                          Weighted                       Weighted
          Range of                   Number of                        Percentage of       Average        Weighted         Average
      Original Terms                 Mortgage        Cut-off-Date      Initial Pool       Mortgage       Average       Cut-off- Date
   to Maturity (Months)                Loans          Balance (2)        Balance            Rate         U/W DSCR        LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
    60      -        108                 6           $34,362,517           2.2%             7.542%         1.40x          73.3%
   109      -        120               301         1,378,527,200          88.9%             7.714%         1.34           73.3%
   121      -        204                18            75,002,524           4.8%             7.126%         1.39           74.7%
   205      -        300                18            62,540,414           4.0%             7.206%         1.47           67.3%
                                 ---------------------------------------------------------------------------------------------------
Total/Weighted Average:                343        $1,550,432,654         100.0%             7.661%         1.34x          73.2%
                                 ===================================================================================================

Maximum Original Term to Maturity (Months):           300
Minimum Original Term to Maturity (Months):            60
Wtd. Avg. Original Term to Maturity (Months):         127

(1) In the case of ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of 6/1/99.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2      Collateral and Structural Term Sheet    June 3, 1999

                          Remaining Amortization Terms

                                                                                          Weighted                       Weighted
          Range of                   Number of                        Percentage of       Average        Weighted         Average
   Remaining Amortization            Mortgage        Cut-off-Date      Initial Pool       Mortgage       Average       Cut-off- Date
       Terms (Months)                 Loans          Balance (1)        Balance            Rate         U/W DSCR        LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
   145      -        239                25           $49,423,927           3.2%             7.480%         1.58x          58.3%
   240      -        299                88           165,456,848          10.7%             7.857%         1.46           67.1%
   300      -        313                50            78,509,000           5.1%             8.048%         1.42           68.3%
   314      -        360               180         1,257,042,879          81.1%             7.618%         1.32           74.8%
                                 ---------------------------------------------------------------------------------------------------
Total/Weighted Average:                343        $1,550,432,654         100.0%             7.661%        1.34x           73.2%
                                 ===================================================================================================

Maximum Remaining Amortization Term (Months):          360
Minimum Remaining Amortization Term (Months):          145
Wtd. Avg. Remaining Amortization Term (Months):        344

(1) Assumes a Cut-off Date of 6/1/99.

                     Remaining Terms to Stated Maturity (1)

                                                                                          Weighted                       Weighted
          Range of                   Number of                        Percentage of       Average        Weighted         Average
      Remaining Terms                Mortgage        Cut-off-Date      Initial Pool       Mortgage       Average       Cut-off- Date
    to Maturity (Months)              Loans          Balance (1)        Balance            Rate         U/W DSCR        LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
    52      -        108                 8           $53,853,288           3.5%             7.324%         1.43x          72.6%
   109      -        120               299         1,359,036,428          87.7%             7.725%         1.33           73.4%
   121      -        204                18            75,002,524           4.8%             7.126%         1.39           74.7%
   205      -        300                18            62,540,414           4.0%             7.206%         1.47           67.3%
                                 ---------------------------------------------------------------------------------------------------
Total/Weighted Average:                343        $1,550,432,654         100.0%             7.661%         1.34x          73.2%
                                 ===================================================================================================

Maximum Remaining Term to Maturity (Months):          300
Minimum Remaining Term to Maturity (Months):           52
Wtd. Avg. Remaining Term to Maturity (Months):        124

(1) In the case of ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of 6/1/99.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2   Collateral and Structural Term Sheet    June 3, 1999



                              Mortgage Loan Seller

                                                                        Weighted                Weighted
                         Number of                    Percentage of     Average     Weighted    Average
                         Mortgage    Cut-off Date     Initial Pool      Mortgage    Average     Cut-off Date
Mortgage Loan Seller     Loans       Balance (1)      Balance           Rate        U/W DSCR    LTV Ratio
============================================================================================================
GECA                       121       $705,832,233        45.5%             7.583%      1.34x         74.0%
Column                     176        577,442,259        37.2%             7.750%      1.33          71.5%
GSMC (Archon)               46        267,158,163        17.2%             7.676%      1.39          74.5%
                         -----------------------------------------------------------------------------------
Total/Weighted Average:    343     $1,550,432,654       100.0%             7.661%      1.34x         73.2%
                         ===================================================================================

(1)Assumes a Cut-off Date of 6/1/99.


                      Mortgage Loans by Amortization Type

                                                                                          Weighted
                         Number of                    Percentage of   Average   Weighted  Average
                         Mortgage     Cut-off Date    Initial Pool    Mortgage  Average   Cut-off Date
Loan Type                Loans        Balance (1)     Balance         Rate      U/W DSCR  LTV Ratio
======================================================================================================
Balloon                    305     $1,268,826,436       81.8%         7.704%     1.34x      73.3%
ARD                         22        234,644,968       15.1%         7.490%     1.33       74.3%
Fully Amortizing            16         46,961,250        3.0%         7.356%     1.51       64.0%
                         -----------------------------------------------------------------------------
Total/Weighted Average:    343     $1,550,432,654      100.0%         7.661%     1.34x      73.2%
                         =============================================================================

(1) Assumes a Cut-off Date of 6/1/99.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES OR TERMS SHEETS AND SHALL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN SHALL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AND BY SUBSEQUENT SUMMARY MEMORANDA. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2   Collateral and Structural Term Sheet    June 3, 1999


                   Underwritten Debt Service Coverage Ratios

                                                                          Weighted                  Weighted
                              Number of                    Percentage of  Average      Weighted     Average
  Range of                    Mortgage    Cut-off Date     Initial Pool   Mortgage     Average      Cut-off Date
  U/W DSCRs                   Loans       Balance (1)      Balance        Rate         U/W DSCR     LTV Ratio
================================================================================================================
1.20x     -    1.29             142        $730,826,332       47.1%       7.742%       1.25x          75.5%
1.30      -    1.39             100         485,895,551       31.3%       7.598%       1.34           73.5%
1.40      -    1.49              53         165,811,612       10.7%       7.513%       1.44           70.3%
1.50      -    1.59              25          83,206,265        5.4%       7.679%       1.54           71.1%
1.60      -    2.25x             23          84,692,893        5.5%       7.596%       1.80           58.4%
                             -----------------------------------------------------------------------------------
Total/Weighted Average:         343      $1,550,432,654      100.0%       7.661%       1.34x          73.2%
                             ===================================================================================

Maximum Underwritten DSCR:    2.25x
Minimum Underwritten DSCR:    1.20x
Wtd. Avg. Underwritten DSCR:  1.34x

(1) Assumes a Cut-off Date of 6/1/99.


                       Cut-off Date Loan-to-Value Ratios

                                                                                    Weighted                 Weighted
                                   Number of                      Percentage of     Average     Weighted     Average
Range of Cut-off Date              Mortgage     Cut-off Date      Initial Pool      Mortgage    Average      Cut-off Date
Loan-to-Value Ratios               Loans        Balance (1)       Balance           Rate        U/W DSCR     LTV Ratio
=========================================================================================================================
30.60%    -    50.00%                 10          $29,244,310          1.9%           7.855%      1.85x        39.9%
50.01%    -    60.00%                 20           42,947,640          2.8%           7.910%      1.51         55.8%
60.01%    -    70.00%                 95          335,451,712         21.6%           7.757%      1.39         66.7%
70.01%    -    75.00%                 92          382,106,956         24.6%           7.617%      1.33         73.0%
75.01%    -    80.00%                122          729,713,594         47.1%           7.627%      1.30         78.2%
80.01%    -    82.70%                  4           30,968,442          2.0%           7.436%      1.31         81.3%

                                   --------------------------------------------------------------------------------------
Total/Weighted Average:              343       $1,550,432,654        100.0%           7.661%      1.34x        73.2%
                                   ======================================================================================

Maximum Cut-off Date LTV Ratio:    82.7%
Minimum Cut-off Date LTV Ratio:    30.6%
Wtd. Avg. Cut-off Date LTV Ratio:  73.2%

(1) Assumes a Cut-off Date of 6/1/99.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES OR TERMS SHEETS AND SHALL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN SHALL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AND BY SUBSEQUENT SUMMARY MEMORANDA. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2   Collateral and Structural Term Sheet     June 3, 1999

                             Cut-off Date Balances

                                                                                          Weighted            Weighted
                                        Number of                          Percentage of  Average   Weighted  Average
   Range of                             Mortgage       Cut-off Date        Initial Pool   Mortgage  Average   Cut-off Date
   Cut-off Date Balances                Loans          Balance (1)         Balance        Rate U/W  DSCR      LTV Ratio
==========================================================================================================================
  $106,854     -        749,999           55           $24,201,455            1.6%        8.097%    1.32x     67.8%
   750,000     -      1,249,999           37            36,607,882            2.4%        8.057%    1.32      70.9%
 1,250,000     -      1,999,999           56            91,379,913            5.9%        7.822%    1.38      70.0%
 2,000,000     -      2,999,999           48           120,056,076            7.7%        7.839%    1.40      70.9%
 3,000,000     -      3,999,999           39           133,833,441            8.6%        7.751%    1.42      70.0%
 4,000,000     -      4,999,999           17            77,083,906            5.0%        7.561%    1.34      73.5%
 5,000,000     -      5,999,999           14            75,591,151            4.9%        7.526%    1.45      70.1%
 6,000,000     -      9,999,999           41           329,689,133           21.3%        7.634%    1.35      73.4%
10,000,000     -     14,999,999           20           245,252,622           15.8%        7.402%    1.34      75.1%
15,000,000     -     19,999,999            5            78,039,057            5.0%        7.519%    1.30      76.3%
20,000,000     -     24,999,999            7           158,716,390           10.2%        7.526%    1.28      75.4%
25,000,000     -    $67,944,452            4           179,981,629           11.6%        7.937%    1.28      74.5%
                                       -----------------------------------------------------------------------------------
Total/Weighted Average:                  343        $1,550,432,654          100.0%        7.661%    1.34x     73.2%
                                       ===================================================================================

Maximum Cut-off Date Balance:                          $67,944,452
Minimum Cut-off Date Balance:                             $106,854
Average Cut-off Date Balance:                           $4,520,212

(1) Assumes a Cut-off Date of 6/1/99.


                      Loan Group Cut-off Date Balances (1)

                                                                                           Weighted                   Weighted
                                             Number of                     Percentage of   Average       Weighted     Average
Range of Loan Group                          Mortgage     Cut-off Date     Initial Pool    Mortgage      Average      Cut-off Date
Cut-off Date Balances (1)                    Loans        Balance (2)      Balance         Rate          U/W DSCR     LTV Ratio
==================================================================================================================================
  $248,667     -             749,999            29          $15,307,572      1.0%           8.212%       1.34x        65.5%
   750,000     -           1,249,999            35           34,136,643      2.2%           8.076%       1.32         70.2%
 1,250,000     -           1,999,999            47           76,236,217      4.9%           7.834%       1.37         69.8%
 2,000,000     -           2,999,999            44          109,387,092      7.1%           7.858%       1.40         70.7%
 3,000,000     -           3,999,999            35          120,172,615      7.8%           7.753%       1.42         70.0%
 4,000,000     -           4,999,999            13           59,331,668      3.8%           7.543%       1.35         73.1%
 5,000,000     -           5,999,999            15           80,891,151      5.2%           7.550%       1.43         70.6%
 6,000,000     -           9,999,999            38          300,440,693     19.4%           7.624%       1.37         72.9%
10,000,000     -          14,999,999            19          232,753,200     15.0%           7.397%       1.34         75.9%
15,000,000     -          19,999,999             3           46,209,281      3.0%           7.533%       1.30         79.2%
20,000,000     -          24,999,999             8          185,585,535     12.0%           7.647%       1.27         74.5%
25,000,000     -         $67,944,452             6          289,980,989     18.7%           7.760%       1.29         74.0%
-----                                        ----------------------------------------------------------------------------------
Total/Weighted Average:                        292       $1,550,432,654    100.0%           7.661%       1.34x        73.2%
                                             ==================================================================================

Maximum Loan Group Cut-off Date Balance:                    $67,944,452
Minimum Loan Group Cut-off Date Balance:                       $248,667
Average Loan Group Cut-off Date Balance:                     $5,309,701

(1) Presents each group of cross-collateralized Mortgage Loans as a single Mortgage Loan.
(2)  Assumes a Cut-off Date of 6/1/99.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES OR TERMS SHEETS AND SHALL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN SHALL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AND BY SUBSEQUENT SUMMARY MEMORANDA. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2     Collateral and Structural Term Sheet     June 3, 1999


                                 Mortgage Rates

                                                                              Weighted                Weighted
                             Number of                     Percentage of      Average    Weighted      Average
      Range of                Mortgage     Cut-off Date     Initial Pool      Mortgage    Average   Cut-off Date
    Mortgage Rates             Loans        Balance (1)       Balance          Rate      U/W DSCR     LTV Ratio
    --------------             -----        -----------       -------          ----      --------     ---------
  6.600% - 6.749%                2           $9,445,629           0.6%         6.604%      1.70x        52.3%
  6.750% - 6.999%               15          115,406,178           7.4%         6.902%      1.43         75.8%
  7.000% - 7.249%               19          124,415,992           8.0%         7.144%      1.39         72.6%
  7.250% - 7.499%               40          241,266,877          15.6%         7.387%      1.31         75.6%
  7.500% - 7.999%              168          806,493,355          52.0%         7.774%      1.32         73.3%
  8.000% - 9.310%               99          253,404,623          16.3%         8.200%      1.37         70.2%
                             ------------------------------------------------------------------------------------
Total/Weighted Average:        343       $1,550,432,654         100.0%         7.661%      1.34x        73.2%
                             ====================================================================================
Maximum Mortgage Rate:        9.310%
Minimum Mortgage Rate:        6.600%
Wtd. Avg. Mortgage Rate:      7.661%

(1) Assumes a Cut-off Date of 6/1/99.

                        Occupancy Rates at Underwriting


                                                                              Weighted                Weighted
                             Number of                     Percentage of      Average    Weighted      Average
      Range of                Mortgage     Cut-off Date     Initial Pool      Mortgage    Average   Cut-off Date
Occupancy Rates at U/W        Loans(1)      Balance (2)       Balance          Rate      U/W DSCR     LTV Ratio
----------------------        --------      -----------       -------          ----      --------     ---------
  73.0% - 79.9%                  8          $19,108,178           1.2%         7.867%      1.40x        69.2%
  80.0% - 89.9%                 29          113,200,936           7.3%         7.545%      1.37         69.4%
  90.0% - 94.9%                 50          271,888,350          17.5%         7.585%      1.34         75.1%
  95.0% - 100.0%               241        1,080,901,130          69.7%         7.659%      1.32         73.9%
                             --------------------------------------------------------------------------------------
Total/Weighted Average:        328       $1,485,098,595          95.8%         7.640%      1.33x        73.7%
                             ======================================================================================
Maximum Occupancy Rate
  at U/W:                     100.0%
Minimum Occupancy Rate
  at U/W:                      73.0%
Wtd. Avg. Occupancy Rate
  at U/W:                      96.0%

(1) Does not include any Mortgage Loans secured by hotel properties.
(2) Assumes a Cut-off Date of 6/1/99.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2     Collateral and Structural Term Sheet     June 3, 1999


                         Years Built/Years Renovated(1)

                                                                                        Weighted                Weighted
      Range of                         Number of                     Percentage of      Average    Weighted      Average
     Years Built/                       Mortgage     Cut-off Date     Initial Pool      Mortgage    Average   Cut-off Date
      Renovated                          Loans        Balance (2)       Balance          Rate      U/W DSCR     LTV Ratio
      ---------                          -----        -----------       -------          ----      --------     ---------
    1911 - 1960                            6           $6,004,749          0.4%         8.050%      1.43x        64.6%
    1961 - 1970                           23           33,431,073          2.2%         7.806%      1.47         67.4%
    1971 - 1980                           30          106,096,850          6.8%         7.491%      1.38         73.6%
    1981 - 1990                           98          452,386,326         29.2%         7.690%      1.34         72.3%
    1991 - 1999                          186          952,513,656         61.4%         7.659%      1.34         73.8%
                                       ------------------------------------------------------------------------------------
Total/Weighted Average:                  343       $1,550,432,654        100.0%         7.661%      1.34x        73.2%
                                       ====================================================================================
Most Recent Year Built/Renovated:       1999
Oldest Year Built/Renovated:            1911
Wtd. Avg. Year Built/Renovated:         1991

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.
(2) Assumes a Cut-off Date of 6/1/99.


                      Mortgage Pool Prepayment Profile(1)

                                                                                     % of Pool
                Months Since         Number of       Outstanding      % of Pool         Yield        % of Pool
   Date         Cut-off Date       Mortgage Loans    Balance (mm)      Lockout       Maintenance        Open       Total
   ----         ------------       --------------    ------------      -------       -----------        ----       -----
  Jun-99             0                 343             $1,550.4         100.0%           0.0%           0.0%       100.0%

  Jun-00            12                 343             $1,536.3         100.0%           0.0%           0.0%       100.0%

  Jun-01            24                 343             $1,520.7         100.0%           0.0%           0.0%       100.0%

  Jun-02            36                 343             $1,503.8          99.3%           0.7%           0.0%       100.0%

  Jun-03            48                 343             $1,485.6          96.7%           3.3%           0.0%       100.0%

  Jun-04            60                 342             $1,462.9          95.2%           4.8%           0.0%       100.0%

  Jun-05            72                 342             $1,441.7          95.3%           4.7%           0.0%       100.0%

  Jun-06            84                 337             $1,390.3          93.8%           6.2%           0.0%       100.0%

  Jun-07            96                 337             $1,366.1          93.8%           6.2%           0.0%       100.0%

  Jun-08           108                 335             $1,323.2          92.8%           3.6%           3.6%       100.0%

  Jun-09           120                  36              $107.8           56.8%          42.8%           0.3%       100.0%

  Jun-10           132                  34               $92.3           62.9%          36.7%           0.4%       100.0%

  Jun-11           144                  34               $88.3           58.0%          36.8%           5.2%       100.0%

  Jun-12           156                  33               $80.0           60.8%          38.8%           0.3%       100.0%

  Jun-13           168                  30               $61.0           52.2%          23.9%          23.9%       100.0%

  Jun-14           180                  18               $34.9           69.9%          29.5%           0.6%       100.0%

  Jun-15           192                  18               $31.7           70.4%          29.1%           0.5%       100.0%

  Jun-16           204                  18               $28.3           70.9%          28.6%           0.5%       100.0%

  Jun-17           216                  18               $24.7           71.6%          28.0%           0.3%       100.0%

  Jun-18           228                  17               $18.8           67.6%          30.0%           2.4%       100.0%


(1) Asumes 0% CPR, no defaults, no extensions and ARD Loans pay in full on their Anticipated Repayment Dates.
    Otherwise based on "Maturity Assumptions" set forth in the Prospectus Supplement.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2     Collateral and Structural Term Sheet     June 3, 1999


                  Prepayment Provision as of the Cut-Off Date

                                                                              Weighted    Weighted
                                                                               Average     Average
                                                                              Remaining   Remaining        Weighted
        Range of              Number of                     Percentage of      Lockout     Lockout          Average
   Remaining Terms to         Mortgage     Cut-off Date      Initial Pool       Period   Plus YM Period    Maturity
Stated Maturity (Years)(1)      Loans       Balance (2)        Balance          (Years)     (Years)        (Years)(1)
--------------------------      -----       -----------        -------          -------     -------        ----------

     4.0 - 4.9                    1          $3,556,849         0.2%             4.1           4.1             4.3
     6.0 - 6.9                    5          30,805,668         2.0%             6.1           6.4             6.9
     8.0 - 8.9                    2          19,490,771         1.3%             7.4           8.5             8.8
     9.0 - 9.9                  207         922,152,428        59.5%             9.2           9.4             9.8
    10.0 - 10.9                  94         453,286,909        29.2%             9.5           9.7            10.0
    12.0 - 12.9                   1           5,930,478         0.4%            11.9          11.9            12.2
    13.0 - 13.9                   2          18,038,467         1.2%             7.5          13.6            13.9
    14.0 - 14.9                  13          34,630,670         2.2%            10.0          14.0            14.3
    18.0 - 18.9                   1           3,168,561         0.2%            18.7          18.7            18.9
    19.0 - 19.9                  12          39,247,128         2.5%            16.3          18.9            19.4
    24.0 - 24.9                   4          19,064,725         1.2%            11.7          23.9            24.2
    25.0 - 25.9                   1           1,060,000         0.1%            24.5          24.5            25.0
                             ----------------------------------------------------------------------------------------
Total/Weighted Average:         343      $1,550,432,654       100.0%             9.5          10.0            10.4
                             ========================================================================================

(1) In the case of the ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Assumes a Cut-off Date of 6/1/99.

                               Prepayment Option

                                                                              Weighted       Weighted
                                                                               Average        Average
                                                                              Remaining      Remaining      Weighted
                                                           Percentage of       Lockout        Lockout        Average
                             Number of     Cut-off Date     Initial Pool        Period     Plus YM Period    Maturity
  Prepayment Option            Loans        Balance (1)       Balance          (Years)        (Years)       (Years)(2)
  -----------------            -----        -----------       -------          -------        -------       ----------

Lockout / Defeasance            328       $1,449,620,687       93.5%             9.8             9.8           10.2
Lockout / Yield Maintenance      12           75,685,525        4.9%             4.9            14.1           14.4
Lockout / Defeasance /
  Yield Maintenance               3           25,126,442        1.6%             3.1             8.4            9.2
                             ------------------------------------------------------------------------------------------
Total/Weighted Average:         343       $1,550,432,654      100.0%             9.5            10.0           10.4
                             ==========================================================================================

(1) Assumes a Cut-off Date of 6/1/99.
(2) In the case of the ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2     Collateral and Structural Term Sheet    June 3, 1999


                                    Overview

                                                                                       Percentage of
                                         Property        Units/Rooms/   Cut-off Date    Initial Pool    Appraised    Mortgage   U/W
# Property Name                            Type          Square Feet     Balance(1)       Balance          Value       Rate    DSCR
---------------                            ----          -----------     ----------       -------          -----       ----    ----

1 The Oakwood Plaza Loan                 Retail            885,713       $67,944,452        4.4%        $85,600,000   8.180%   1.23x
2 The Fifteen Southeast Realty
    Loans(2)                           Multifamily           1,520        58,000,000        3.7%         75,300,000   7.880%   1.24
3 The Herald Center Loan                 Retail            249,504        49,975,508        3.2%         75,000,000   7.754%   1.35
4 The Alliance Loans(3)                Multifamily           1,970        45,964,360        3.0%         63,850,000   7.220%   1.33
5 The Stone Fort Loans(4)           Office/Mixed Use/
                                        Industrial         619,784        36,135,000        2.3%         50,285,000   7.470%   1.31
                                                                        ------------------------------------------------------------
Total/Weighted Average:                                                 $258,019,321       16.6%       $350,035,000   7.760%   1.28x
                                                                        ============       =====       ============   ======   =====

(1) Assumes a Cut-off Date of June 1, 1999.
(2) A Single Mortgage Note secured by Arbor Lake Club Apartments, The
    Parkview Apartments - FL, Heron's Cove Apartments and Horizons North Apartments, respectively.
(3) A Single Mortgage Note secured by Sterling Point Apartments, Sandridge Apartments, and Woodscape Apartments, respectively.
(4) The Mortgage Loans secured by Stone Fort Land - The Tallan Office Building & The Tallan Parking Garage, Stone Fort Land - The Krystal Office Building, Stone Fort Land - Riverside Center, Stone Fort Harrison Direct Warehouse, and Stone Fort Land - Tennessee American Water Company Office Building, respectively, are cross-collateralized and cross-defaulted.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2     Collateral and Structural Term Sheet     June 3, 1999

                            The Oakwood Plaza Loan

                  LOAN INFORMATION                                               PROPERTY INFORMATION
-------------------------------------------------------     ----------------------------------------------------------------
Cut-off Date Balance:         $67,944,452                   Single Asset/Portfolio:       Single Asset

% of Initial Pool:            4.4%                          Property Type:                Retail

Mortgage Loan Seller:         GE Capital Access,            Location:                     Hollywood, Florida
                                Inc.

Interest Rate:                8.180%

Term to ARD:                  10 years                      Years Built/Renovated:        1994/1997

Amortization Term:            30 years                      Collateral:                   885,713 square foot power center
                                                                                          located in Florida
Call Protection:              Prepayment lockout;
                              U.S. Treasury                 Property Operator:            SREG Operating Limited Partnership
                              defeasance permitted
                              as of the 2 year              U/W Net Cash Flow:            $7,507,540
                              anniversary of the
                              Closing Date.

Cut-Off Date LTV:             79.4%                         Appraised Value:              $85,600,000

Maturity/ARD LTV:             71.5%                         Appraisal Date:               October 12, 1998

U/W DSCR:                     1.23x                         Occupancy Rate at U/W:        96%

Cross Collateralization/
   Default:                   No/No

Special Provisions:           ARD loan, Hard lockbox



Additional Information:

Oakwood Plaza is a large power center with anchor tenants including Home Depot USA, Inc. (S&P AA-) (157,077 sf, exp. 2019), Kmart (S&P BB+) (114,764 sf, exp.
2019) and BJ's Wholesale Club (NYSE: BJ) (107,653 sf, exp. 2019). Rent under the BJ's Wholesale Club lease is partially guaranteed by Kmart. The subject property is 96.0% leased. Primary access to the property is provided by Interstate 95 on which there is almost one mile of frontage.

The borrower is a single-purpose entity (whose GP has an independent director) affiliated with Swerdlow Real Estate Group, Inc., a recently formed private REIT specializing in development, leasing and management of commercial properties in South Florida. The REIT was capitalized simultaneously with the closing of the loan with a $173m equity offering with major institutional investors including affiliates of Michael Swerdlow, Fidelity Management Trust Company, Fidelity Management and Research Company, Colony Capital, Inc., Landmark Partners, Inc., The Board of Trustees of Leland Stanford Jr. University and Institutional Property Consultants, Inc.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2     Collateral and Structural Term Sheet     June 3, 1999

                      The Fifteen Southeast Realty Loans

                LOAN INFORMATION                                              PROPERTY INFORMATION
--------------------------------------------------------    ----------------------------------------------------------------
Cut-off Date Balance:         $58,000,000                   Single Asset/Portfolio:       Portfolio of 4 assets

% of Initial Pool:            3.7%                          Property Type:                Multifamily

Mortgage Loan Seller:         Column Financial, Inc.        Location:                     Florida

Interest Rate:                7.880%                        Years Built/Renovated:        1973/1997

Balloon Term:                 10 years                      Collateral:                   4 Multifamily properties with 1,520
                                                                                          total units
Amortization Term:            30 years

Call Protection:              Prepayment lockout; U.S.      Property Management:          Westdale Asset Management Ltd.
                              Treasury defeasance
                              permitted as of the 2 year
                              anniversary of the Closing
                              Date.
                                                            U/W Net Cash Flow:            $6,247,290
Cut-Off Date LTV:             77.0%
                                                            Appraised Value:              $75,300,000
Maturity/ARD LTV:             68.7%
                                                            Appraisal Date:               April 8, 1999 to April 9, 1999
U/W DSCR:                     1.24x
                                                            Wtd. Avg. Occupancy Rate at   95%
                                                            U/W:
Cross Collateralization/      Yes/Yes
   Default:

Special Provisions:           Cash Management
                                                                                                     Allocated
                                                                                                    Loan Amount
Property Name                  City              State     Units      Year Built/Renovated        at Cut-off Date
-----------------------------------------------------------------------------------------------------------------
Arbor Lake Club Apartments     Miami               FL       712             1978/1990               $30,100,000
The Parkview Apartments - FL   Pembroke Pines      FL       208               1987                  $9,550,000
Heron's Cove Apartments        Orlando             FL       324             1973/1997               $9,500,000
Horizons North Apartments      North Miami         FL       276               1982                  $8,850,000
-----------------------------------------------------------------------------------------------------------------

Additional Information:

The subject multifamily properties' amenities include tennis courts, pools, parking, laundry facilities, on-site management office and fitness centers. In general, the properties are 95% occupied.

The borrower is a single-purpose entity affiliated with Fifteen Southeast Realty, Inc. which currently owns 16,000 multifamily units. The properties will be managed by an affiliate of the borrower, Westdale Asset Management Ltd., which currently manages over 30,000 units.

The reserves include a $2.35 million upgrade and improvement escrow reserve that is in the excess of the contractual recurring reserve of $250/unit that may be applied to the properties.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2     Collateral and Structural Term Sheet     June 3, 1999

                             The Herald Center Loan

                   LOAN INFORMATION                                                PROPERTY INFORMATION
---------------------------------------------------------   ---------------------------------------------------------------
Cut-off Date Balance:         $49,975,508                   Single Asset/Portfolio:       Single Asset

% of Initial Pool:            3.2%                          Property Type:                Retail

Mortgage Loan Seller:         Column Financial, Inc.        Location:                     New York, New York

Interest Rate:                7.754%                        Years Built/Renovated:        1910/1985

Term to ARD:                  10 years                      Collateral:                   249,504 square foot vertical mall
                                                                                          located in New York City
Amortization Term:            30 years
                                                            Property Management:          J.E.M.B. Realty Corp.
Call Protection:              Prepayment lockout; U.S.
                              Treasury defeasance           U/W Net Cash Flow:            $5,825,420
                              permitted as of the 2 year
                              anniversary of the Closing    Appraised Value:              $75,000,000
                              Date
                                                            Appraisal Date:               January 1, 1999
Cut-Off Date LTV:             66.6%
                                                            Occupancy Rate at U/W:        100%
Maturity/ARD LTV:             59.3%

U/W DSCR:                     1.35x

Cross Collateralization/
   Default:                   No/No

Special Provisions:           ARD Loan, Hard lockbox

Additional Information:

Herald Center is a nine-story vertical mall located on the northwest corner of Sixth Avenue and 33rd Street. The subject currently has 9 tenants, with Toy's "R" Us (S&P A-), Kid's "R" Us and Daffy's, Inc. occupying approximately 87%. Kiosks and smaller ground floor retail spaces occupy 3%, and the remaining 12% is occupied by the NYS DMV.

The borrower is a single-purpose entity controlled by JEMB Realty Corporation. The principal Joseph Jerome, has been involved in the management and leasing of commercial office buildings, industrial parks, commercial condominiums and retail property for over 13 years.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2     Collateral and Structural Term Sheet     June 3, 1999

                              The Alliance Loans

                   LOAN INFORMATION                                                  PROPERTY INFORMATION
---------------------------------------------------------   ------------------------------------------------------------------
Cut-off Date Balance:         $45,964,360                   Single Asset/Portfolio:       Portfolio of 3 assets

% of Initial Pool:            3.0%                          Property Type:                Multifamily

Mortgage Loan Seller:         Column Financial, Inc.        Location:                     Texas

Interest Rate:                7.220%                        Built/Renovated:              1978/1997

Balloon Term:                 10 years                      Collateral:                   3 Multifamily properties with 1,970
                                                                                          total units
Amortization Term:            30 years
                                                            Property Management:          Alliance Residential Management, LLC
Call Protection:              Prepayment lockout; U.S.
                              Treasury defeasance           U/W Net Cash Flow:            $5,002,185
                              permitted as of the 2 year
                              anniversary of the Closing    Appraised Value:              $63,850,000
                              Date
                                                            Appraisal Date:               January 15, 1999 to January 20, 1999
Cut-Off Date LTV:             72.0%
                                                            Wtd. Avg. Occupancy Rate at
Maturity/ARD LTV:             63.3%                         U/W:                          96%

U/W DSCR:                     1.33x

Cross Collateralization/
   Default:                   Yes/Yes

Special Provisions:           Cash Management
                                                                                           Allocated
                                                                                          Loan Amount
Property Name                 City       State     Units     Year Built/Renovated       at Cut-off Date
-------------------------------------------------------------------------------------------------------
Sterling Point Apartments     Houston     TX        922           1978/1997               $20,751,731
Sandridge Apartments          Pasadena    TX        504           1978/1994               $15,099,893
Woodscape Apartments          Houston     TX        544           1979/1997               $10,112,736
-------------------------------------------------------------------------------------------------------

Additional Information:

The subject multifamily properties' amenities include tennis courts, pools, parking, laundry facilities, on-site management office and fitness centers. In general, the properties are 96% occupied.

Principals of the borrower, Alliance JT Portfolio Limited Partnership, include Andrew Schor and Steven Ivankovich. The borrower is affiliated with Alliance Holdings, Inc. ("Alliance"), a privately owned real estate investment, development, and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manage more than 24,000 units throughout Texas, in the Midwest and along the eastern seaboard from Virginia to Florida.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG2     Collateral and Structural Term Sheet     June 3, 1999

                             The Stone Fort Loans
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                    LOAN INFORMATION                                                PROPERTY INFORMATION
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
Cut-off Date Balance:         $36,135,000                   Single Asset/Portfolio:       Portfolio of 5 assets

% of Initial Pool:            2.3%                          Property Type:                3 Office, 1 Mixed Use, 1 Industrial

Mortgage Loan Seller:         GE Capital Access, Inc.       Location:                     Chattanooga, Tennessee

Interest Rate:                7.470%                        Years Built/Renovated:        1946/1997

Balloon Term:                 10 years                      Collateral:                   3 Office, 1 Mixed Use, 1 Industrial

Amortization Term:            30 years                      Property Management:          Stone Fort Land Co.

Call Protection:              Prepayment lockout; U.S.      U/W Net Cash Flow:            $3,945,786
                              Treasury defeasance
                              permitted as of the 2 year    Appraised Value:              $50,285,000
                              anniversary of the Closing
                              Date                          Appraisal Date:               April 2, 1999

Cut-Off Date LTV:             71.9%                         Wtd. Avg. Occupancy Rate at
                                                            U/W:                          92%
Maturity/ARD LTV:             63.5%

U/W DSCR:                     1.31x

Cross Collateralization/
   Default:                   Yes/Yes

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                                                                                                                    Allocated
                                                                              Property    Square    Year Built/    Loan Amount
Property Name                                                                   Type       Feet     Renovated    at Cut-off Date
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
Stone Fort Land - The Tallan Office Building & The Tallan Parking Garage     Mixed Use    148,971       1982       $13,356,952
Stone Fort Land - The Krystal Office Building                                Office       135,625       1979       $ 9,258,048
Stone Fort Land - Riverside Center                                           Office       135,000    1946/1997     $ 8,514,000
Stone Fort Land - Harrison Direct Warehouse                                  Industrial   184,700       1986       $ 3,680,000
Stone Fort Land - Tennessee American Water Company Office Building           Office        15,488       1978       $ 1,326,000
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Additional Information:

The Office Properties are all located in the Chattanooga, Tennessee. These assets contain 286,113 sf and are all considered Class A properties. Major tenants include The Krystal Company, a fast food franchisor (35,739 sf, exp.
2009) and Erlanger Health System, the largest health-care provider in Hamilton County (82,592 sf, exp. 2006).

The Mixed Use Property is an office building with an attached parking garage located in the Chattanooga Central Business District. The garage services the subject building as well as the Krystal Office building (part of the subject loans). The parking garage houses two seven-story elevators.

The Industrial Property is presently occupied by three tenants. The major tenant, Harrison Direct, Inc. (HDI) (177,500 sf, exp. 2004), has been a tenant at the building since 1988. HDI is a "fulfillment" company that operates a mail order and distribution business, delivering marketing promotional merchandise for Coca-Cola and other large consumer-oriented merchandise companies. HDI is 33% owned by Coca-Cola.

The borrower is a single-purpose entity with an independent director controlled by Stone Fort Properties. The properties are managed by Stone Fort Land Co.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. or any of their respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. Each of Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co. expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

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